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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported) June 1, 2006 (MAY 31, 2006)

                        SERVICE CORPORATION INTERNATIONAL
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             (Exact name of registrant as specified in its charter)

                 TEXAS                   1-6402-1          74-1488375
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      (State or other jurisdiction      (Commission     (I.R.S. Employer
            of incorporation)          File Number)    Identification No.)

          1929 ALLEN PARKWAY HOUSTON, TEXAS                   77019
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      (Address of principal executive offices)             (Zip Code)

        Registrant's telephone number, including area code (713) 522-5141


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13a-4(c))

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ITEM 8.01 OTHER EVENTS

On May 31, 2006, Service Corporation International ("SCI") issued a press release announcing that SCI was informed by Alderwoods Group, Inc. ("Alderwoods") that the stockholders of Alderwoods voted to adopt the Agreement and Plan of Merger, dated as of April 2, 2006, between Alderwoods and SCI. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

          (d) Attached hereto as Exhibit 99.1 is a copy of Service Corporation International's press release.

               99.1    Press Release, dated May 31, 2006

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


June 1, 2006

                                               Service Corporation International

                                               By:   /s/ Eric D. Tanzberger
                                                     ---------------------------
                                                     Eric D. Tanzberger
                                                     Senior Vice President and
                                                     Corporate Controller